Exhibit 10.23A

AMENDMENT NUMBER TWO TO CREDIT AGREEMENT

This AMENDMENT NUMBER TWO TO CREDIT AGREEMENT (this “Amendment”) is entered into as of September 5, 2008, by and among SolarWinds, Inc., a Delaware corporation (“Holdings”), SolarWinds.Net, LLC, a Delaware limited liability company (the “LLC”), the Lenders party thereto from time to time, GoldenTree Asset Management, LP, as Lead Arranger and Syndication Agent (the “Syndication Agent”), and Wells Fargo Foothill, LLC, a Delaware limited liability company (“WFF”), as Administrative Agent (together with its permitted successors in such capacity, “Administrative Agent”) and as Collateral Agent (together with its permitted successors in such capacity, “Collateral Agent”) with reference to the following:

WHEREAS, Holdings, LLC, the Lenders, and Agents are parties to that certain Credit and Guaranty Agreement, dated as of December 13, 2005 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Holdings, LLC, the other Grantors named therein, and Collateral Agent are parties to that certain First Lien Pledge and Security Agreement, dated as of December 13, 2005 (as amended, restated, supplemented, or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, Holdings and LLC have requested that the Secured Parties amend the Credit Agreement as provided herein; and

WHEREAS, subject to the terms and conditions set forth herein, the Secured Parties, Holdings, and LLC are willing to make the amendments set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Defined Terms. Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Credit Agreement, as amended hereby.

2. Amendments to Credit Agreement.

(a) All references to (a) “SolarWinds.Net, Inc.” appearing in the Credit Agreement and the other Credit Documents shall be deleted and replaced with “SolarWinds, Inc.” and (b) “SolarWinds.Net, Inc., an Oklahoma corporation” appearing in the Credit Agreement and the other Credit Documents shall be deleted and replaced with “SolarWinds, Inc., a Delaware corporation”.

(b) The following definitions are hereby added to Section 1.1 of the Credit Agreement in alphabetical order:

“After-Acquired Intellectual Property Security Agreement” means any security agreement made by each of the Grantors in favor of Collateral Agent in form and substance as set forth in Exhibit E-2 to the Pledge and Security Agreement.

“Second Amendment” means that certain Amendment Number Two to Credit Agreement, dated as of September 5, 2008, among Holdings, Company, the Lenders, and Agents.

“Second Amendment Closing Date” means the date that all of the conditions set forth in Section 5 of the Second Amendment shall be satisfied (or waived by Administrative Agent in its sole discretion).

“Second Lien Agents” means each of (a) Administrative Agent, (b) Syndication Agent and (c) Collateral Agent, as each such term is defined in the Second Lien Credit Agreement.

(c) Clauses (a) and (b) of the definition of “Change of Control” in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety as follows:

“(a) prior to an IPO, any of the following occurs: (i) prior to the second anniversary of the Acquisition, the Permitted Holders, directly or indirectly, cease to own, or to have the power to vote or direct the voting of, Capital Stock of Holdings representing at least 60.1% of the voting power of the total outstanding Capital Stock of Holdings, or (ii) on or after the second anniversary of the Acquisition, the Permitted Holders, directly or indirectly, cease to own, or to have the power to vote or direct the voting of, Capital Stock of Holdings representing at least 50.1% of the voting power of the total outstanding Capital Stock of Holdings, or (iii) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than the Permitted Holders described in clauses (a) and (b) of the definition of Permitted Holders, is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that for purposes of this clause such person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of Capital Stock of Holdings representing more than 50% of the voting power of the total outstanding Capital Stock of Holdings;

(b) following an IPO, either of the following occurs: (i) the Permitted Holders, directly or indirectly, shall fail to own, or to have the power to vote or direct the voting of, Capital Stock of Holdings representing at least 50.1% of the voting power of the total outstanding Capital Stock of Holdings or (ii) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than one or more Permitted Holders, is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that for purposes of this clause such person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of Capital Stock of Holdings representing more than 35% of the voting power of the total outstanding Capital Stock of Holdings;”.

(d) The definition of “Consolidated Capital Expenditures” in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing before clause (iii), and (ii) adding the following after clause (iii):

“, and (iv) the consideration paid and expenditures made in connection with any Permitted Acquisition.”

(e) The definition of “Credit Document” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Credit Document” means any of this Agreement, the Notes, if any, the Intercreditor Agreement, any After-Acquired Intellectual Property Security Agreement, the Collateral Documents, and all other documents, instruments or agreements executed and delivered by a Credit Party for the benefit of any Agent or any Lender in connection herewith.

(f) The definition of “Permitted Acquisition” in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing before clause (iv), and (ii) adding the following after clause (iv):

“, and (v) no Default or Event of Default pursuant to Sections 8.1(a), (b), (c) (solely to the extent that such Default or Event of Default concerns Section 6.8), (f), and (g) shall have occurred and be continuing or would result from the consummation of the proposed Acquisition.”

(g) Clause (2)(C) of the last paragraph of Section 8.1 of the Credit Agreement is hereby amended by adding “Requisite Lenders or” to the beginning of such clause.

(h) Section 5.1(a) and Section 5.1(b) of the Credit Agreement are hereby amended and restated in their entirety as follows:

“(a) Monthly Reports. As soon as available, and in any event within 30 days after the end of each month ending after the Closing Date, the consolidated balance sheet of Holdings and its Subsidiaries as at the end of such month and the related consolidated statements of income, stockholders’ equity and cash flows of Holdings and its Subsidiaries for such month and for the period from the beginning of the then current Fiscal Year to the end of such month, all in reasonable detail, together with a Financial Officer Certification with respect thereto;

(b) Quarterly Financial Statements. As soon as available, and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, the consolidated balance sheets of Holdings and its Subsidiaries as at the end of such Fiscal Quarter and the related consolidated (and with respect to statements of income, (i) consolidating statements of Guarantor and non-Guarantor subsidiaries shall be provided and (ii) the components of total revenue generated by each of Holdings’ and its Subsidiaries’ products and software programs shall be provided) statements of income, stockholders’ equity and cash flows of Holdings and its Subsidiaries for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, all in reasonable detail, together with a Financial Officer Certification and a Narrative Report with respect thereto;”

(i) Section 6.8(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

Maximum Consolidated Capital Expenditures. Holdings shall not, and shall not permit its Subsidiaries to, make or incur Consolidated Capital Expenditures, in any Fiscal Year indicated below, in an aggregate amount for Holdings and its Subsidiaries in excess of the corresponding amount set forth below opposite such Fiscal Year; provided, such amount for any Fiscal Year shall be increased by an amount equal to 75% of the excess, if any, of such amount for the previous Fiscal Year and not any year before the previous Fiscal Year (as adjusted in accordance with this proviso) over the actual amount of Consolidated Capital Expenditures for such previous Fiscal Year:

Fiscal Year	Consolidated Capital Expenditures
2007	$3,000,000
2008	$4,000,000
2009	$4,000,000
2010	$4,000,000
2011	$4,500,000

(j) The following new Section 6.15 and Section 6.16 shall be added to the end of Section 6:

“Section 6.15 Copyrights.

No Credit Party shall nor shall any Credit Party permit any of its Subsidiaries, either itself or through any agent, employee, licensee, or designee, to file an application for the registration of any Copyright with the United States Copyright Office or any similar office or agency without giving Collateral Agent prior written notice thereof. Promptly upon any such filing, and in any event within 10 days of such filing, each Credit Party shall execute and deliver to Collateral Agent an After-Acquired Intellectual Property Security Agreement.

Section 6.16 Transfer of Assets.

After December 31, 2008, Company shall not transfer to any other Person any right, title or interest in or to any of its assets, properties, rights and interests.”

3. Conditions Precedent to the Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the fulfillment, to the reasonable satisfaction of Agents (or a written waiver by Agents) of each of the following conditions:

(a) Agents shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect;

(b) Agents shall have received an amendment to the Intercreditor Agreement, duly executed by the parties thereto, and the same shall be in full force and effect;

(c) Agents shall have received that certain Resignation and Appointment of Agents Agreement, dated as of September 5, 2008, duly executed by the parties thereto, and the same shall be in full force and effect;

(d) The representations and warranties herein and in the Credit Agreement and the other Credit Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

(e) No Default or Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein; and

(f) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Holdings, the LLC, Agents, or any Lender.

4. Covenants. The Credit Parties covenant and agree that they shall do each of the following, on or before the date applicable thereto (the failure by the Credit Parties to so perform or cause to be performed any of the following within the time frame set forth below shall constitute an immediate Event of Default):

(a) within 15 days after the Second Amendment Closing Date, deliver to Collateral Agent evidence satisfactory to Collateral Agent that each policy of insurance maintained by the Company (i) names Collateral Agent, for the benefit of Secured Parties, as an additional insured thereunder, and (ii) in the case of each casualty insurance policy, names Collateral Agent, for the benefit of Secured Parties, as loss payee thereunder;

(b) by December 31, 2008, deliver to Agents evidence satisfactory to Agents that Holdings has (i) contributed to LLC all right, title and interest in and to all of the assets, properties, rights and interests of Holdings (the “Acquired Assets”), and (ii) delegated to LLC any and all liabilities of Holdings of any kind, character or description (whether known or unknown, accrued, absolute, contingent or otherwise) relating to or arising out of the ownership, possession, or use of the Acquired Assets;

(c) within 5 days after the consummation of the contributions and delegations described in subsection (b) of this Section, Holdings shall have provided to Collateral Agent with respect to the Capital Stock of LLC, a pledge agreement and appropriate certificates and powers or financing statements, hypothecating all of the direct or beneficial ownership interest of Holdings in LLC and any other Subsidiary of Holdings, in form and substance reasonably satisfactory to Collateral Agent; and

(d) immediately after the consummation of the contributions and delegations described in subsection (b) of this Section, deliver to Agents evidence satisfactory to Agents that Holdings is a holding company and does not have any material liabilities (other than liabilities arising under the Credit Documents), own any material assets (other than the Stock of LLC) or engage in any operations or business (other than the ownership of LLC and its Subsidiaries).

5. Lenders’ Consent. The Lenders hereby consent to amendments to the Credit Documents and authorize and direct the Administrative Agent and the Collateral Agent to execute this Amendment and the other amendments to the Credit Documents in the forms attached hereto as Exhibit C.

6. Counterparts. This Amendment may be executed in any number of counterparts, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Signature pages may be detached from counterpart documents and reassembled to form duplicate executed originals.

7. Representation. Except as expressly set forth in the Disclosure Schedule in Exhibit B attached hereto, Holdings and LLC jointly and severally represent and warrant that no Default or Event of Default under the terms of any other agreement exists as a result of Defaults and Events of Default described in Exhibit A attached hereto.

8. Ratification of Agreement.

(a) To induce the Requisite Lenders to enter into this Amendment, Holdings, and LLC jointly and severally represent and warrant that after giving effect to this Amendment, no Default or Event of Default under the terms of the Credit Agreement or any Collateral Document exists and, except as expressly set forth in the Disclosure Schedule in Exhibit B attached hereto, all representations and warranties contained in this Amendment and the Credit Agreement are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date in which case they were true, correct and complete in all material respects on and as of such earlier date.

(b) Except as expressly set forth in this Amendment, the terms, provisions and conditions of the Credit Agreement and each Collateral Document are unchanged, and said agreements, as amended, shall remain in full force and effect and are hereby confirmed and ratified.

9. Governing Law; Jurisdiction; Venue; Waiver of Jury Trial.

THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK). ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AMENDMENT, HOLDINGS, LLC, AND THEIR RESPECTIVE SUBSIDIARIES HEREBY IRREVOCABLY ACCEPT FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. HOLDINGS, LLC, AND THEIR RESPECTIVE SUBSIDIARIES IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS BY REGISTERED OR CERTIFIED MAIL (RETURN RECEIPT REQUESTED) TO CT CORPORATION SYSTEM, 1633 BROADWAY, NEW YORK, NEW YORK 10019,

ITS AGENT FOR SERVICE OF PROCESS, WHICH SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE HOLDERS OR COLLATERAL AGENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST HOLDINGS, LLC OR ANY OF THEIR RESPECTIVE SUBSIDIARIES IN ANY OTHER JURISDICTION.

EACH OF HOLDINGS, LLC, AND THEIR RESPECTIVE SUBSIDIARIES HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT OR ANY OTHER DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN THIS SECTION AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY, THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT AND THE COLLATERAL DOCUMENTS.

10. Acknowledgment and Consent by LLC and Holdings. Each of LLC and Holdings hereby acknowledges that it has read this Amendment and consents to the terms hereof and further confirms and agrees that, notwithstanding the effectiveness of this Amendment, its obligations under the Credit Agreement shall not be impaired or affected and the Credit Agreement is, and shall continue to be in full force and effect and is hereby confirmed and ratified in all respects.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

SOLARWINDS, INC.

By:	/s/ Kevin B. Thompson
Name:	Kevin B. Thompson
Title:	Chief Operating Officer, Chief Financial Officer & Treasurer

SOLARWINDS.NET, LLC

By:	/s/ Kevin B. Thompson
Name:	Kevin B. Thompson
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO CREDIT AGREEMENT]

ADMINISTRATIVE AGENT:
WELLS FARGO FOOTHILL, LLC

By:	/s/ Michael Ganann
Name:	Michael Ganann
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO CREDIT AGREEMENT]

COLLATERAL AGENT:
WELLS FARGO FOOTHILL, LLC

By:	/s/ Michael Ganann
Name:	Michael Ganann
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO CREDIT AGREEMENT]

LEAD ARRANGER AND SYNDICATION AGENT:
GOLDENTREE ASSET MANAGEMENT, L.P.

By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director-Bank Debt

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO CREDIT AGREEMENT]

LENDERS:
GoldenTree 2004 Trust
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director-Bank Debt

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO CREDIT AGREEMENT]

GoldenTree Capital Solutions Fund Financing
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director-Bank Debt

GoldenTree Capital Solutions Offshore Fund Financing
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director-Bank Debt

GoldenTree Capital Opportunities, LP
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director-Bank Debt

GoldenTree Credit Opportunities Financing I, Ltd.
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director-Bank Debt

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO CREDIT AGREEMENT]

CIT Middle Market Loan Trust II

By:	/s/ David M. Harnisch
Name:	David M. Harnisch
Title:	Vice President, CIT Asset Management

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO CREDIT AGREEMENT]

Denali Capital CLO VII, Ltd.

By:
Name:
Title:

Denali Capital CLO IV, Ltd.

By:
Name:
Title:

Denali Capital CLO V, Ltd.

By:
Name:
Title:

Denali Capital CLO VI, Ltd.

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO CREDIT AGREEMENT]

SPV Capital Funding, L.L.C.

By:	/s/ Robert T. Ladd
Name:	Robert T. Ladd
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO CREDIT AGREEMENT]

Wells Fargo Foothill, LLC

By:	/s/ Michael Ganann
Name:	Michael Ganann
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO CREDIT AGREEMENT]

Exhibit A

Existing Defaults

None.

Exhibit B

Disclosure Schedule

None.

Exhibit C

Form of Amendments to Credit Documents